UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2018

PNMAC Holdings, Inc.

(formerly known as PennyMac Financial Services, Inc.)

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35916	80-0882793
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3043 Townsgate Road Westlake Village, California	91361
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 224-7442

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As discussed below, in connection with the Closing (defined below) of the Reorganization (defined below), PennyMac Financial Services, Inc. was renamed PNMAC Holdings, Inc. and is referred to in this Form 8-K as the “Company.”  Pursuant to the Reorganization, the Company is now a wholly-owned subsidiary of PennyMac Financial Services, Inc. which was formerly known as New PennyMac Financial Services, Inc. (the “Successor”).  The Successor currently has 100% control over the Company and now conducts all of the operations that were conducted by the Company prior to the Closing of the Reorganization.  The Successor’s shares of common stock trade on the NYSE (defined below) under the ticker symbol “PFSI.”

Item 1.01 Entry Into a Material Definitive Agreement.

Certain Relationships with Related Parties

As of October 1, 2018, BlackRock Mortgage Ventures, LLC (“BlackRock”) and HC Partners, LLC (“Highfields”) beneficially held approximately 21% and 26%, respectively, of the voting power of the Company and each held rights to nominate up to two individuals for election to the Company’s board of directors.  Further, prior to the Closing of the Reorganization, Messrs. Matthew Botein and Mark Wiedman were members of the Company’s board of directors as the designees of BlackRock and Mr. Wiedman was affiliated with entities that are affiliated with BlackRock.  In addition, prior to the Closing of the Reorganization, Mr. Joseph Mazzella was a member of the Company’s board of directors as the designee of Highfields and was unaffiliated with entities that were affiliated with Highfields.

The disclosure under the heading “Certain Relationships with Related Parties” is incorporated by reference into the below disclosures, under the other headings of this Item 1.01.

Fifth Amended and Restated Limited Liability Company Agreement

On November 1, 2018, in connection with the Closing of the Reorganization, the Company, the Successor, and Private National Mortgage Acceptance Company, LLC (“PNMAC”) entered into the Fifth Amended and Restated Limited Liability Company Agreement of PNMAC (the “LLC Agreement”).

Pursuant to the LLC Agreement, among other things, the Successor became the managing member of PNMAC and succeeded to all of the rights, obligations, and authority incident to being the managing member and, further, certain provisions of the former limited liability company agreement of PNMAC applicable to former PNMAC members, including BlackRock, Highfields, and certain employees of the Company, were removed as such provisions were no longer applicable following the Reorganization.

The foregoing description of the LLC Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the LLC Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Amended and Restated Stockholder Agreements

Previously, the Company had entered into separate stockholder agreements with each of BlackRock and Highfields that provided each of them with certain rights.  On November 1, 2018, in connection with the Closing of the Reorganization, the Company, the Successor, and each of BlackRock and Highfields entered into separate amended and restated stockholder agreements (the “Stockholder Agreements”).

Pursuant to the Stockholder Agreements, each of BlackRock or Highfields have the right to nominate two individuals for election to the Successor’s board of directors as long as each of BlackRock or Highfields, together with their respective affiliates, holds at least 15% of the voting power of the common stock of the Successor, and the right to nominate one individual for election to the Successor’s board of directors as long as each of BlackRock or Highfields, together with their respective affiliates, holds at least 10% of the voting power of the common stock of the Successor.  The Successor, in turn, is obligated to use its best efforts to ensure that these nominees are elected.

In addition, these Stockholder Agreements provide that each of BlackRock and Highfields, as long as each of them is entitled to nominate at least one individual for election to the board of directors of the Successor and at least one nominee thereof is then serving on the board of directors of the Successor, is entitled to have one nominee serve as a member on each committee and subcommittee of the board of directors of the Successor.  As long as those nominees are qualified to serve on such committee or subcommittee under the laws and regulations applicable to the Successor, including without limitation the applicable independence standards, the Successor’s board of directors will appoint them as members of such committee or subcommittee upon request. These Stockholder Agreements provide that neither the Successor’s certificate of incorporation nor the Successor’s bylaws, as in effect from time to time, may be amended in any manner that is adverse to BlackRock, Highfields or their respective affiliates without the consent of BlackRock or Highfields, as applicable, as long as either of them, together with each of their affiliates, holds at least 5% of the voting power of the Successor’s outstanding capital stock.

The foregoing description of the Stockholder Agreements does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Stockholder Agreements, copies of which are filed as Exhibit 10.2 and 10.3, respectively, hereto and are incorporated herein by reference.

Amended and Restated Registration Rights Agreement

On November 1, 2018, in connection with the Closing of the Reorganization, the Company entered into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”) with the Successor and certain holders defined therein to provide for the assumption by the Successor of the Company’s obligations under the Registration Rights Agreement.  Pursuant to the Registration Rights Agreement, BlackRock, Highfields and certain of their permitted transferees have the right, under certain circumstances and subject to certain restrictions, to require the Successor to file a registration statement for the resale of shares of common stock of the Successor held by them.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.4 hereto and incorporated herein by reference.

Termination of the Exchange Agreement

On November 1, 2018, in connection with the Closing of the Reorganization, the Exchange Agreement, dated as of May 8, 2013, among the Company, PNMAC, and certain owners of PNMAC, as amended (the “Exchange Agreement”), was terminated because, following the Closing, all of the Class A units of PNMAC were owned directly or indirectly by the Successor and no further exchanges of the Class A units for shares of the Company’s Class A common stock will be made.

Because the Exchange Agreement was terminated, no future tax benefits will be created by way of future exchanges under the Exchange Agreement.  These future tax benefits were to be shared under the Exchange Agreement with 85% of the value of such tax benefits being distributed to exchanging owners of PNMAC and 15% of the value of such tax benefits being retained by the Company.

Assignment and Assumption of Indemnification Agreements and Employment Agreements

On November 1, 2018, in connection with the Closing of the Reorganization, the Company assigned to the Successor, and the Successor assumed from the Company and agreed to perform, all of the Company’s obligations under:

•                  all indemnification agreements that were effective immediately prior to the Closing with individuals who were members of the Company’s board of directors immediately prior to the Closing, and

•                  all existing employment agreements and offer letters with each officer of the Company.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure under Items 3.03 and 5.01 of this Form 8-K is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the open of trading on November 1, 2018 on the New York Stock Exchange (the “NYSE”), in connection with the Closing of the Reorganization, shares of the Company’s Class A common stock ceased trading and, as described below, were converted on a one-for-one basis into shares of common stock of the Successor.  Shares of common stock of the Successor started to trade at the open of trading on November 1, 2018 on the NYSE under the same ticker symbol, “PFSI,” as the Company’s former ticker symbol.

The Company requested the NYSE file a Form 25 to withdraw the Company’s Class A common stock from listing on the NYSE and terminate the registration of the Company’s Class A common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Company will file a Form 15 with the SEC to suspend its reporting obligations under Sections 15(d) and 12(g) of the Exchange Act with respect to its Class A common stock.

Item 3.03 Material Modification to Rights of Security Holders.

The Company’s New Certificate of Incorporation and Bylaws

On November 1, 2018, in connection with the Closing of the Reorganization and as described below, the Company became a wholly-owned subsidiary of the Successor and adopted the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws which are filed as Exhibit 3.1 and 3.2, respectively, hereto.

Further, on November 1, 2018 as a result of the Closing, holders of the Company’s Class A common stock became holders of the Successor’s common stock.  Therefore, the constituent instruments defining the rights of holders of common stock of the Successor are the Successor’s Amended and Restated Certificate of Incorporation, Certificate of Amendment to the Amended and Restated Certificate of Incorporation, and Amended and Restated Bylaws that are filed as Exhibit 3.1, 3.2, and 3.3, respectively, to the Form 8-K12B filed by the Successor on November 1, 2018 (the “Successor’s Instruments”).

For a discussion of the constituent instruments defining the rights of holders of the Successor’s common stock, please refer to the Successor’s Instruments and the disclosure under the headings “Description of New PennyMac Capital Stock” and “Comparative Rights of Holders of New PennyMac Common Stock and Existing PennyMac Common Stock” in the Company’s definitive proxy statement filed on September 18, 2018.

Item 5.01 Changes in Control of the Registrant.

Closing of the Reorganization Transaction

On November 1, 2018, the following transactions contemplated by a Contribution Agreement and Plan of Merger dated August 2, 2018 (the “Reorganization Agreement”) were completed (the “Closing”) which caused a change in control of the Company and effectuated the Reorganization:

•                  New PennyMac Merger Sub, LLC (“Merger Sub”) merged with the Company with the Company surviving the merger as a wholly-owned subsidiary of the Successor;

•                  Shares of Class A common stock of the Company were converted on a one-for-one basis into shares of common stock of the Successor;

•                  Shares of Class B common stock of the Company were cancelled for no consideration;

•                  The contributors listed in the exhibits to the Reorganization Agreement exchanged all of their Class A units of PNMAC on a one-for-one basis for shares of common stock of the Successor; and

•                  The Successor assumed the Company’s existing equity incentive plan such that the terms in effect prior to the Reorganization under each outstanding equity incentive award assumed by the Successor will continue in full force and effect after the Reorganization, except that shares of Class A common stock reserved under the Company’s plans and issuable under each such award will be replaced by shares of common stock of the Successor.

The following “Reorganization” occurred as a result of the Closing:

•                  The Successor has 100% control over the Company, is the publicly-held and public-reporting SEC registrant pursuant to paragraphs (a) and (f) of Rule 12g-3 of the Exchange Act, and now conducts all of the operations previously conducted by the Company;

•                  The Successor’s shares of common stock trade on the NYSE under the same ticker symbol, “PFSI,” as the Company’s former ticker symbol and the Successor’s class of common stock is deemed registered under Section 12(b) of the Exchange Act; and

•                  The Company’s “Up-C” structure and dual class of common stock were eliminated and, now, all of the stockholders of the Successor hold a single class of common stock.

The Reorganization was intended to be treated as an integrated transaction that qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and/or a transfer described in Section 351(a) of the Code.

The foregoing description of the Reorganization Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Reorganization Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

The disclosure under Item 1.01 of this Form 8-K under the heading “Amended and Restated Stockholders Agreements” and “Certain Relationships with Related Parties” is incorporated herein by reference.

Item 5.02 Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.

The Company’s New Directors

On November 1, 2018, in connection with the Closing of the Reorganization, all of the members of the Company’s board of directors immediately prior to the Closing were removed without cause after the Closing; the size of the Company’s board of directors was reduced from eleven to three directors after the Closing; and Anne D. McCallion, David A. Spector, and Stanford L. Kurland were elected and appointed to serve as directors of the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure under Item 3.03 of this Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1

Contribution Agreement and Plan of Merger, dated as of August 2, 2018, by and among PennyMac Financial Services, Inc., New PennyMac Financial Services, Inc., New PennyMac Merger Sub, LLC, Private National Mortgage Acceptance Company, LLC, and the Contributors identified therein (incorporated by reference to Exhibit 2.1 to the Form S-4/A filed by the Successor on September 12, 2018).

3.1	Amended and Restated Certificate of Incorporation.
3.2	Amended and Restated Bylaws.
10.1

Fifth Amended and Restated Limited Liability Company Agreement of Private National Mortgage Acceptance Company, LLC (incorporated by reference to Exhibit 10.1 to the Form 8-K12B filed by the Successor on November 1, 2018).

10.2	Amended and Restated Stockholder Agreement with BlackRock (incorporated by reference to Exhibit 10.2 to the Form 8-K12B filed by the Successor on November 1, 2018).
10.3	Amended and Restated Stockholder Agreement with Highfields (incorporated by reference to Exhibit 10.3 to the Form 8-K12B filed by the Successor on November 1, 2018).
10.4	Amended and Restated Registration Rights Agreement (incorporated by reference to Exhibit 10.4 to the Form 8-K12B filed by the Successor on November 1, 2018).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2018	PNMAC HOLDINGS, INC. (f/k/a PennyMac Financial Services, Inc.)

	By:	/s/ Andrew S. Chang
Andrew S. Chang
Senior Managing Director and Chief Financial Officer